UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2008

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1560 West 190th Street, Torrance, California		90501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 13, 2008, Enova Systems, Inc. issued a press release announcing its operating results for the third quarter ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On November 18th, Enova will webcast an investor update at 9:00 am EST. Enova’s recently elected Chairman, Mr. John Wallace, along with Enova President and CEO Mike Staran and Enova CFO Jarett Fenton will address current and future activities within both the company and market. Participating in the forum as a special guest will be IC Bus’ Director of Marketing, David Hillman. The webcast will be available via the Enova Systems website at www.enovasystems.com and available for replay.

Item 9.01 Financial Statements and Exhibits.

Press Release dated November 13, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

November 18, 2008	By:	Jarett Fenton

Name: Jarett Fenton
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Third Quarter 2008 Results